                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 7, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
            (as depositor for the JPM 2005-CIBC13 trust to be formed
                 pursuant to a Pooling and Servicing Agreement,
           to be entered into relating to the JPM 2005-CIBC13 trust)
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                      333-126661                13-3789046
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                      270 Park Avenue
                     New York, New York                           10017
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            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

                  Attached as Exhibit 99.1 is a Structural and Collateral Term
Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura
Securities International, Inc. (the "Underwriters") in respect of the
Registrant's proposed offering of certain classes of the Commercial Mortgage
Pass-Through Certificates, Series 2005-CIBC13 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3
(No. 333-126661), as amended (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the
Registration Statement.

                  The Structural and Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits

        (c)       Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------
(99.1)                             Structural and Collateral Term Sheet prepared
                                   by J.P. Morgan Securities Inc., CIBC World
                                   Markets Corp., Deutsche Bank Securities Inc.
                                   and Nomura Securities International, Inc. in
                                   connection with certain classes of the J.P.
                                   Morgan Chase Commercial Mortgage Securities
                                   Corp., Commercial Mortgage Pass-Through
                                   Certificates, Series 2005-CIBC13.

SIGNATURE
---------
                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 2005

                                         J.P. MORGAN CHASE
                                         COMMERCIAL MORTGAGE SECURITIES CORP.

                                         By:  /s/ Dennis G. Schuh
                                              ----------------------------------
                                              Name:  Dennis G. Schuh
                                              Title: Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.       Description                                  Electronic (E)
-----------       -----------                                  --------------

(99.1)            Structural and Collateral Term Sheet                E
                  prepared by J.P. Morgan Securities Inc.,
                  CIBC World Markets Corp., Deutsche Bank
                  Securities Inc. and Nomura Securities
                  International, Inc. in connection with
                  certain classes of the J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-CIBC13.